[LETTERHEAD]



CERTIFICATE                                  CERTIFICAT
OF CONTINUANCE                               DE PROROGATION

CANADA BUSINESS                              LOI CANADIENNE SUR
CORPORATIONS ACT                             LES SOCIETES PAR ACTIONS

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ZEMEX CANADA CORPORATION                          350139-6



------------------------------          ------------------------------
Name of corporation-                    Corporation number-
Denomination de la societe              Numero de la societe


I hereby certify that the above-     Je certifie que la societe susmentionnee a
named corporation was continued      ete prorogee en vertu de l'article 187 de
under section 187 of the CANADA      la LOI CANADIENNE SUR LES SOCIETES PAR
BUSINESS CORPORATIONS ACT, as        ACTIONS, tel qu'il est indique dans les
set out in the attached articles     clauses de prorogation ci-jointes.
of continuation.




     /s/ [ILLEGIBLE]
                                        JUNE 5, 1998/LE 5 JUIN 1998

     Director - Directeur             Date of Continuance -
                                      Date de la prorogation




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                                       FORM 11                  FORMULE 11
                               ARTICLES OF CONTINUANCE    CLAUSES DE PROROGATION
                                    (SECTION 187)             (ARTICLE 187)
CANADA  BUSINESS    LOI REGISTRANT LES SOCIETES
CORPORATIONS ACT    PAR ACTIONS DE REGIME FEDERAL

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1 --  Name of Corporation               Denomination de la societe

      ZEMEX CANADA CORPORATION
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2 --  The place in Canada where the     Lieu au Canada ou doit etre
      registered office is to be        aitue le siege social
      situated

      Canada Trust Tower, BCE Place
      161 Bay Street, Suite 3750
      P.O. Box 703, Toronto, Ontario, M5J 2S1
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3 --  The classes and any maximum       Categories et tout nombre maximal
      of shares that the                d'actions que la societe est autorisee
      corporation is authorized         a emettre
      to issue

      The Corporation is authorized to issue:
      (a) an unlimited number of common shares; and
      (b) an unlimited number of first preference shares, issuable in series

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4 --  Restrictions if any on share      Restrictions sur le transfert des
      transfers                         actions, a'il y a lieu

      The transfer of shares of the Corporation is not restricted.


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5 --  Number (or minimum and maximum    Nombre (ou nombre minimum et maximum)
      number) of directors              d'administrateurs

      minimum of three (3) and a maximum of fifteen (15)
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6 --  Restrictions if any on business   Limites imposees quant aux activites que
      the corporation may carry on      la societe peut exploiter, s'il y a lieu

      The Corporation is not restricted from carrying on any business or businesses or from exercising any power or powers.


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7 --  (1) If change of name effected,   (2) Details of incorporation
      previous name
      (1) Si changement de              (2) Details de la constitution
      denomination, denomination
      anterieure

      N/A
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8 --  Other provisions if any           Autres dispositions s'il y a lieu

      There are no other provisions.






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Date           Signature           Description of office -- Description du poste
               /s/ Jay C. Kellerman

June 4, 1998 Jay C. Kellerman      Director
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FOR DEPARTMENTAL USE ONLY -- A L'USAGE DU MINISTERE SEULEMENT
Corporation No. -- N' de la societe
                                      350 134-6

                                                  Filed -- Deprede

                                                  June 15, 1998